Exhibit 99.1

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	TVI CORPORATION	Date Filed:	05/20/2009

Case Number:	09-15677	SIC Code:	339900

Month (or portion) covered by this report:	April 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	May 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Chief Financial Officer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?		☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet. ]

	TOTAL INCOME	$565,965.74

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register. ]

	TOTAL EXPENSES	-$	1,030,992.17

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)			$565,965.74

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		-$	1,030,992.17

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	-$	465,026.43

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$458,109.11

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$890,781.31

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	69

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	69

PROFESSIONAL FEES

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$410,000.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$410,000.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$410,000.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$410,000.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH
(TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
	Case No.	09-15677
TVI CORPORATION

Debtor(s)	MONTHLY OPERATING REPORT CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month April 1, 2009 to April 30, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$1,669,180.74
Total Disbursements from Payroll Account	(Note 2)	+ $	$269,895.93
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$1,939,076.67

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$13,696	$—	$9,824	$—	$23,520
Accounts receivable - trade, net	764,846	2,469,532	428,072	—	3,662,451
Inventories, net	1,767,951	1,844,217	—	—	3,612,168
Income taxes receivable	542,410	—	—	—	542,410
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	570,239	387,968	125,213	—	1,083,419
Total current assets	3,659,142	4,701,717	2,805,108	—	11,165,967

PROPERTY, PLANT AND EQUIPMENT, NET	341,208	5,794,454	—	—	6,135,662

OTHER ASSETS
Intangible assets, net	229,951	39,728	—	—	269,679
Other	47,971	—	—	—	47,971
Total other assets	277,922	39,728	—	—	317,650

TOTAL ASSETS	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,591,281	$—	$—	$—	$9,591,281
Accounts payable	1,594,788	2,079,155	1,567,224	—	5,241,167
Accrued expenses	1,466,621	607,449	914,617	—	2,988,687
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	38,684	—	—	17,141,976
Total current liabilities	29,755,981	2,798,052	2,481,842	—	35,035,875

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	279,619	—	—	279,619
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes	—	281,024	—	—	281,024
Total long-term liabilities	106,200	560,643	—	—	666,843

TOTAL LIABILITIES	29,862,181	3,358,695	2,481,842	—	35,702,718

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	—
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(52,888,075)	7,177,204	323,267	—	(45,387,604)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(25,583,910)	7,177,204	323,267	—	(18,083,438)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$4,278,272	$10,535,899	$2,805,108	$—	$17,619,280

*      Income taxes as of April 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended April 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$308,985	$2,348,116	$301,383	$—	$2,958,484

COST OF REVENUE	324,070	2,345,722	138,394	—	2,808,186

GROSS PROFIT	(15,086)	2,395	162,989	—	150,298

OPERATING EXPENSES
Selling, general and administrative expenses	764,243	115,642	172,116	—	1,052,001
Research and development expenses	40,824	—	—	—	40,824

Total operating expenses	805,067	115,642	172,116	—	1,092,824

OPERATING LOSS	(820,153)	(113,247)	(9,127)	—	(942,527)

INTEREST AND OTHER EXPENSE, NET	(159,762)	(1,816)	—	—	(161,577)

LOSS BEFORE INCOME TAXES	(979,914)	(115,063)	(9,127)	—	(1,104,104)

INCOME TAX (EXPENSE) BENEFIT *	—	—	—	—	—

NET LOSS	$(979,914)	$(115,063)	$(9,127)	$—	$(1,104,104)

*      Income tax (expense) benefit for April 2009 is pending.

TVI Corporation

Case No. 09-15677

Exhibit B - Cash Receipts

April 1, 2009 through April 30, 2009

Deposit Date	Payor	Description	Amount

4/1/2009	MATERIAL MANAGEMENT, 21ST MDSS	Receivables Payment	54.01
4/2/2009	WELLSTONE APPAREL, LLC	Receivables Payment	1,502.72
4/3/2009	Raytheon Technical Services Company	Receivables Payment	37,099.23
4/3/2009	ARAMSCO	Receivables Payment	21,296.00
4/3/2009	DEPARTMENT OF ARMY, CIVIL SUPPORT	Receivables Payment	414.01
4/7/2009	OPEC SYSTEMS	Receivables Payment	568.34
4/8/2009	CITY OF BALDWIN FIRE DEPARTMENT	Receivables Payment	21.26
4/10/2009	BATTELLE	Receivables Payment	4,995.00
4/13/2009	GRAINGER	Receivables Payment	646.50
4/13/2009	GRAINGER	Receivables Payment	1,599.75
4/13/2009	MOUNT ROGERS	Receivables Payment	31,407.58
4/13/2009	US ARMY - FORT EUSTIS	Receivables Payment	2,149.05
4/13/2009	CAMP ROBERTS	Receivables Payment	1,391.76
4/13/2009	Raytheon Technical Services Company	Receivables Payment	386.78
4/13/2009	Raytheon Technical Services Company	Receivables Payment	377.47
4/13/2009	VA MEDICAL CENTER	Receivables Payment	470.37
4/13/2009	FORT STEWART, GA	Receivables Payment	29,978.68
4/15/2009	Franklin County Emergency Mgnt	Receivables Payment	5,641.96
4/15/2009	CITY OF INDIANA	Receivables Payment	135.23
4/15/2009	SAIC	Receivables Payment	39,129.98
4/16/2009	BAKERSFIELD FIRE DEPARTMENT	Receivables Payment	101.95
4/17/2009	BAYTOWN FIRE DEPARTMENT	Receivables Payment	1,071.00
4/20/2009	Lynn Peavey Company	Receivables Payment	1,096.08
4/20/2009	Raytheon Technical Services Company	Receivables Payment	29,263.70
4/20/2009	ARAMSCO	Receivables Payment	49,691.00
4/21/2009	GRAINGER	Receivables Payment	8,745.75
4/21/2009	SAFEKIDS	Receivables Payment	64,149.59
4/21/2009	CITY OF PUEBLO FIRE DEPARTMENT	Receivables Payment	91.81
4/21/2009	MAUI HEALTH SERVICES	Receivables Payment	22,278.00
4/23/2009	Raytheon Technical Services Company	Receivables Payment	8,520.00
4/24/2009	FISHER SCIENTIFIC	Receivables Payment	9,112.50
4/24/2009	FISHER SCIENTIFIC	Receivables Payment	2,836.50
4/24/2009	FISHER SCIENTIFIC	Receivables Payment	1,275.00
4/24/2009	FISHER SCIENTIFIC	Receivables Payment	7,227.90
4/24/2009	LETTERKENNY FIRE & EMERGENCY SERVICES	Receivables Payment	49.24
4/24/2009	CARE SAFETY	Receivables Payment	17.67
4/24/2009	PERSONAL PROTECTION SYSTEMS	Receivables Payment	47,640.65
4/27/2009	REIS ENVIRONMENTAL, INC.	Receivables Payment	3,197.51
4/27/2009	ARAMSCO	Receivables Payment	8,770.50
4/28/2009	GRAINGER	Receivables Payment	1,558.50
4/28/2009	NANA PACIFIC	Receivables Payment	33.60
4/28/2009	DEPT. OF ARMY, FORT LEONARD WOOD	Receivables Payment	4,179.63
4/29/2009	Sharp Coronado Hospital	Receivables Payment	190.56
4/29/2009	SENTARA LEIGH HOSPITAL	Receivables Payment	15.27
4/29/2009	CBIZ	COBRA Payment	10,564.34
4/29/2009	AIT Worldwide	Vendor Refund	2,313.16
4/30/2009	D J MANUFACTURING	Receivables Payment	20,995.40
4/30/2009	Raytheon Technical Services Company	Receivables Payment	65,042.92
4/30/2009	445 MOF/MXOOL	Receivables Payment	75.37
4/30/2009	SAIC	Receivables Payment	209.63
4/30/2009	SAFEKIDS	Receivables Payment	207.13
4/30/2009	SIERRA ARMY DEPOT	Receivables Payment	2,511.20
4/30/2009	US ARMY RDECOM CONTRACTING CTR-W911SR	Receivables Payment	13,667.00

	TOTAL CASH RECEIPTS		$565,965.74

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Date	Name of Creditor	PURPOSE	Amount Paid

4/1/2009	AMTRAK	TRAVEL EXPENSE	$85.00
4/1/2009	E MVA WEB	TRAVEL EXPENSE	165.00
4/1/2009	EAST MOON ASIAN BISTRO	TRAVEL EXPENSE	31.24
4/1/2009	EAST MOON ASIAN BISTRO	TRAVEL EXPENSE	38.48
4/1/2009	FOUNDERS INN	TRAVEL EXPENSE	20.63
4/1/2009	KAREN RADLEY ACURA VW	LEASE PAYMENT	940.89
4/1/2009	LEDO PIZZA SEABROOK	TRAVEL EXPENSE	83.98
4/1/2009	LEX PRODUCTS CORP	JOB SUPPLIES	535.61
4/2/2009	ANTIETAM ANSWERING SERVIC	TELEPHONE SERVICE	54.06
4/2/2009	CHICK-FIL-A	TRAVEL EXPENSE	56.06
4/2/2009	EXXONMOBILE	FUEL	24.51
4/2/2009	E-ZPASS MD	TRAVEL EXPENSE	25.00
4/2/2009	FOUNDERS INN	TRAVEL EXPENSE	248.34
4/2/2009	GRACES	TRAVEL EXPENSE	626.04
4/2/2009	HAMPTON INN	TRAVEL EXPENSE	154.30
4/2/2009	HP HOME STORE	OFFICE SUPPLIES	69.42
4/2/2009	USPS	OFFICE SUPPLIES	9.45
4/2/2009	WENDYS	TRAVEL EXPENSE	9.99
4/3/2009	BB&T FINANCIAL, FSB	BANK FEES	35.00
4/3/2009	BB&T FINANCIAL, FSB	BANK FEES	35.00
4/3/2009	EAST MOON ASIAN BISTRO	TRAVEL EXPENSE	102.82
4/3/2009	SAFE-N-SECURE	STORAGE FEE	92.00
4/3/2009	SHERATON WASHINGTON	TRAVEL EXPENSE	165.39
4/5/2009	AMTRACK NORTH DECK	TRAVEL EXPENSE	121.00
4/5/2009	AMTRAK .COM	TRAVEL EXPENSE	98.00
4/5/2009	OFFICE VALET	TRAVEL EXPENSE	9.65
4/5/2009	SAFEWAY	TRAVEL EXPENSE	20.99
4/5/2009	STAPLES	OFFICE SUPPLIES	21.19
4/5/2009	VOCELLI PIZZA	TRAVEL EXPENSE	271.29
4/7/2009	SPORT FIT BOWIE RACQUET	EMPLOYEE BENEFIT	91.00
4/8/2009	ADP	NET PAYROLL	106,437.71
4/8/2009	AFLAC	BENEFITS	3,156.84	(1)
4/8/2009	AICCO, INC.	INSURANCE	12,029.58	(1)
4/8/2009	DELTA DENTAL	BENEFITS	7,639.87	(1)
4/8/2009	GLENN DALE BUSINESS CENTER, LLC	RENT	66,277.22	(2)
4/8/2009	John S.Connor,Inc	TRADE VENDOR	14,318.71
4/8/2009	LINCOLN NATIONAL LIFE INSURANCE CO.	BENEFITS	7,238.12	(1)
4/8/2009	Saint-Gobain Performance Plastics Corp.	TRADE VENDOR	57,021.00
4/8/2009	UNITED HEALTHCARE INSURANCE CO.	BENEFITS	94,256.27	(1)
4/8/2009	VISION SERVICE PLAN	BENEFITS	1,097.54	(1)
4/8/2009	WILLIS OF MARYLAND INC	INSURANCE	26,316.00	(1)
4/9/2009	ADP	PAYROLL TAXES	50,413.79
4/9/2009	BB&T	BANK FEES	500.00
4/9/2009	BB&T Financial, FSB	VISA PAYMENT	47,174.68
4/9/2009	BB&T Financial, FSB	VISA PAYMENT	71,048.83
4/9/2009	CBD- IAI	SALES EXPENSE	625.00
4/9/2009	ZHEJIANG GRAND IMPORT	TRADE VENDOR	6,067.00
4/10/2009	CBIZ	FLEXIBLE SPENDING	766.28
4/10/2009	FLEXIBLE PACKAGING	JOB SUPPLIES	137.72
4/10/2009	Stevenson’s Janitoral Service	JANITORIAL	1,721.77
4/10/2009	USPTO	SALES EXPENSE	490.00
4/12/2009	AMTRACK NORTH DECK	TRAVEL EXPENSE	25.00

1

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Date	Name of Creditor	PURPOSE	Amount Paid
4/12/2009	AMTRAK .COM	TRAVEL EXPENSE	98.00
4/12/2009	HUNT VALLEY BP	FUEL	15.50
4/14/2009	7-ELEVEN	FUEL	44.00
4/14/2009	A & B Concept Solutions	TRADE VENDOR	4,754.36
4/14/2009	Aaladin Industries Inc	TRADE VENDOR	46,970.00
4/14/2009	ATTM	TELEPHONE SERVICE	220.20
4/14/2009	Eagle Components, Inc.	TRADE VENDOR	1,485.00
4/14/2009	EXTENDEDSTAY	TRAVEL EXPENSE	96.04
4/14/2009	Hunter Manufacturing Company	TRADE VENDOR	3,364.80
4/14/2009	JEROME CASTER CO LTD	TRADE VENDOR	3,070.00
4/14/2009	T/A POLARIS LOGISTICS	TRADE VENDOR	1,076.69
4/14/2009	TEAR REPAIR	JOB SUPPLIES	618.60
4/14/2009	TEC Services, Inc	TRADE VENDOR	380.00
4/15/2009	AMERICAN FUNDS	401K	10,621.27
4/15/2009	AMTRAK	TRAVEL EXPENSE	107.00
4/15/2009	BB&T Merchant Services	BANK FEES	647.98
4/15/2009	REV AUTH PRINCE GEORGE	TRAVEL EXPENSE	24.00
4/16/2009	AMTRACK NORTH DECK	TRAVEL EXPENSE	50.00
4/16/2009	AMTRAK .COM	TRAVEL EXPENSE	66.00
4/16/2009	GAS MART	FUEL	28.59
4/16/2009	MURPHY	FUEL	27.29
4/17/2009	EXTENDEDSTAY#2705	TRAVEL EXPENSE	1,243.20
4/17/2009	GATEWAY	TRAVEL EXPENSE	43.27
4/17/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	293.73
4/17/2009	MARATHON OIL	FUEL	32.00
4/17/2009	NDIA	TRADE VENDOR	4,800.00
4/17/2009	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
4/17/2009	SUNOCO SVC STATION	FUEL	28.20
4/19/2009	AMTRAK	TRAVEL EXPENSE	66.00
4/19/2009	EXXONMOBILE	FUEL	32.11
4/19/2009	HAMPTON INN	TRAVEL EXPENSE	139.65
4/19/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	404.39
4/19/2009	MAIN STREET CARRY-OUT	TRAVEL EXPENSE	170.85
4/19/2009	MSC/J&L INDUSTRIAL SUPPLY	JOB SUPPLIES	170.66
4/20/2009	ALLIED ELECTRONICS INC	JOB SUPPLIES	32.86
4/20/2009	CAPTURE CONSULTING LLC	DEPOSIT	15,000.00
4/20/2009	LANDMARK STORAGE	STORAGE FEE	97.32
4/20/2009	THE RITZ CARLTON F&B	TRAVEL EXPENSE	213.80
4/20/2009	UPS	TRADE VENDOR	3,344.00
4/21/2009	ADP	PAYROLL TAXES	46,436.54
4/21/2009	ADP	NET PAYROLL	99,736.61
4/21/2009	BB&T	BANK FEES	1,053.24
4/21/2009	BB&T	BANK FEES	71.73
4/21/2009	FAS MART	FUEL	40.00
4/21/2009	Flexfirm Products, Inc.	TRADE VENDOR	15,507.00
4/21/2009	GraybaR	TRADE VENDOR	8,068.20
4/21/2009	LYNDEN Air Freight	TRADE VENDOR	4,836.09
4/21/2009	M&S Nationwide Distributors	TRADE VENDOR	1,160.40
4/21/2009	POWERTAP INSTITUTE INC.	TRADE VENDOR	11,275.00
4/21/2009	SEAMAN CORPORATION	TRADE VENDOR	18,661.60
4/21/2009	SIMPLIFIEDB	JOB SUPPLIES	54.24
4/21/2009	SIMPLIFIEDB	JOB SUPPLIES	54.24
4/21/2009	VANGUARD	TRADE VENDOR	3,880.00

2

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Date	Name of Creditor	PURPOSE	Amount Paid
4/22/2009	BONDCOTE CORPORATION	TRADE VENDOR	15,640.00
4/22/2009	Bowles Fluidics Corp.	TRADE VENDOR	7,468.00
4/22/2009	CBIZ	FLEXIBLE SPENDING	150.00
4/22/2009	CIBO BISTRO WINE	TRAVEL EXPENSE	37.39
4/22/2009	EXXONMOBILE	FUEL	24.00
4/22/2009	GLENN DALE MINI MART	FUEL	40.00
4/22/2009	OLD BRIDGE FUEL	FUEL	31.66
4/22/2009	T/A POLARIS LOGISTICS	TRADE VENDOR	455.50
4/22/2009	TIPCO TECHNOLOGIES, INC.	TRADE VENDOR	5,161.88
4/23/2009	AMTRAK .COM	TRAVEL EXPENSE	98.00
4/23/2009	BRENNAN EQUIPMENT	JOB SUPPLIES	3,780.00
4/23/2009	CON-WAY FREIGHT INC.	TRADE VENDOR	1,520.69
4/23/2009	GRAPHCOM INC	TRADE VENDOR	1,309.75
4/23/2009	MAIN STREET CARRY-OUT	TRAVEL EXPENSE	139.17
4/23/2009	MICROTEL INNS & SUITES	TRAVEL EXPENSE	61.55
4/23/2009	PAM Narrow Fabrics	TRADE VENDOR	2,601.50
4/23/2009	Precision Machine & Tool Co., Inc.	TRADE VENDOR	120.00
4/23/2009	Stevenson’s Janitoral Service	JANITORIAL	1,076.00
4/23/2009	WBC INDUSTRIES INC	JOB SUPPLIES	1,842.50
4/24/2009	ADP	PAYROLL FEES	432.00
4/24/2009	ADVENT ELECTRIC INC.	JOB SUPPLIES	983.56
4/24/2009	ALLIED ELECTRONICS INC	JOB SUPPLIES	482.32
4/24/2009	BUDGET RENT-A-CAR	TRAVEL EXPENSE	319.06
4/24/2009	CBIZ	FLEXIBLE SPENDING	741.28
4/24/2009	FACTORY DIRECT PIPE SUPPLY	TRADE VENDOR	1,325.55
4/24/2009	FRANK W WINNE & SON INC	TRADE VENDOR	154.57
4/24/2009	FRANK W WINNE & SON INC	TRADE VENDOR	361.48
4/24/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	336.71
4/24/2009	Jameson L.L.C.	TRADE VENDOR	9,218.00
4/24/2009	LOMA INTERNATIONAL BUSIN	JOB SUPPLIES	49.00
4/24/2009	PPAPHLY	TRAVEL EXPENSE	20.00
4/24/2009	ROSEWOOD CRESCENT HOTEL	TRAVEL EXPENSE	136.14
4/24/2009	TECHNOLOGY FORUMS	TRADE VENDOR	3,450.00
4/24/2009	THERMAL DEVICES	TRADE VENDOR	721.00
4/24/2009	ULINE *SHIP SUPPLIES	TRADE VENDOR	16.27
4/26/2009	AMERICAN AIRLINES	TRAVEL EXPENSE	360.40
4/26/2009	COMFORT INN HOTEL	TRAVEL EXPENSE	1,194.74
4/26/2009	FERGUSON ENTERPRISES#2020	JOB SUPPLIES	1,622.32
4/26/2009	GENELCO INDUSTRIES INC	JOB SUPPLIES	187.20
4/26/2009	HERITAGE EXPOSITION SERVIES	JOB SUPPLIES	301.00
4/26/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	189.43
4/26/2009	METRO WASH AIRPORT	TRAVEL EXPENSE	60.00
4/26/2009	ROSEWOOD CRESCENT HOTEL	TRAVEL EXPENSE	49.89
4/26/2009	ROSEWOOD CRESCENT HOTEL	TRAVEL EXPENSE	661.53
4/27/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	43.67
4/27/2009	KEY CONF CRT SET UPS	SALES EXPENSE	195.00
4/27/2009	TIMSCO INC	JOB SUPPLIES	2,647.50
4/28/2009	AMERICAN FUNDS	401K	10,076.12
4/28/2009	Don Wilson, Consultant	TRADE VENDOR	3,000.00
4/28/2009	EXTENDEDSTAY	TRAVEL EXPENSE	361.56
4/28/2009	Mark N. Hammond	BOARD FEES	8,875.00
4/28/2009	RICHARD SULLIVAN	BOARD FEES	8,875.00
4/28/2009	TODD L. PARCHMAN	BOARD FEES	10,750.00

3

TVI Corporation

Case No. 09-15677

Exhibit C - Expenses

April 1, 2009 through April 30, 2009

Date	Name of Creditor	PURPOSE	Amount Paid
4/29/2009	GRAPHCOM INC	TRADE VENDOR	259.00
4/29/2009	IMPACT OFFICE PRODUCTS	OFFICE SUPPLIES	85.76
4/29/2009	LAGUNA SELF STORAGE	STORAGE FEE	61.00
4/29/2009	SUNOCO SVC STATION	FUEL	25.13
4/30/2009	ALLIED ELECTRONICS INC	JOB SUPPLIES	285.10
4/30/2009	AMERICAN STOCK TRANSFER	TRADE VENDOR	1,000.00
4/30/2009	Arrow Advantage	TRADE VENDOR	401.99
4/30/2009	BOARDROOM SOFTWARE	TRADE VENDOR	1,500.00
4/30/2009	FEDBID	TRADE VENDOR	773.50
4/30/2009	FEDEX TRADE NETWORKS	TRADE VENDOR	86.60
4/30/2009	GERBER TECHNOLOGY,INC	TRADE VENDOR	381.67
4/30/2009	HOTELS.COM	TRAVEL EXPENSE	306.14
4/30/2009	Interstate Wrapping Products (IWP)	TRADE VENDOR	840.37
4/30/2009	Iron Mountain Records Management	TRADE VENDOR	126.56
4/30/2009	J&G Products / Ferguson Enterprises	TRADE VENDOR	197.55
4/30/2009	Kabar Manufacturing Corporation	TRADE VENDOR	922.30
4/30/2009	KORD KING	JOB SUPPLIES	650.00
4/30/2009	MORTON’S OF ARLINGTON	TRAVEL EXPENSE	26.93
4/30/2009	MSC Industrial Supply Co.	TRADE VENDOR	1,111.10
4/30/2009	NEOPOST INC.	TRADE VENDOR	80.68
4/30/2009	OFFICE DEPOT	OFFICE SUPPLIES	21.19
4/30/2009	Oliner Fibre Co., Inc	TRADE VENDOR	1,291.70
4/30/2009	P&G Manufacturing	TRADE VENDOR	6,603.00
4/30/2009	Precision Machine & Tool Co., Inc.	TRADE VENDOR	1,508.80
4/30/2009	REGIONAL PEST MANAGEMENT	UTILITIES	65.00
4/30/2009	SHEETZ	FUEL	25.80
4/30/2009	Stevenson’s Janitoral Service	JANITORIAL	1,076.11
4/30/2009	TIPCO TECHNOLOGIES, INC.	TRADE VENDOR	456.00
4/30/2009	TMP*MONSTER.COM	ADVERTISING	880.00
4/30/2009	TYCO ELECTRONICS CORPORATION	TRADE VENDOR	3,220.08
4/30/2009	UPS	TRADE VENDOR	1,395.18
4/30/2009	VERIZON	TELEPHONE SERVICE	105.84
4/30/2009	WB Machining, Inc.	TRADE VENDOR	1,214.28
4/30/2009	WM of Greater Washington	UTILITIES	1,242.88
4/30/2009	WW GRAINGER	TRADE VENDOR	155.63
4/30/2009	WW GRAINGER	TRADE VENDOR	276.72
4/30/2009	XEROX CAPITAL	TRADE VENDOR	1,789.07

	TOTAL APRIL 2009 EXPENSES		$1,030,992.17

April	BB&T	Net payments to DIP Line of Credit	868,306.06

	TOTAL DISBURSEMENTS		$1,899,298.23

(1)          Represents payment made on behalf of TVI Corporation, Safety Tech International, Inc. (Case No. 09-15684) and Signature Special Event Services, Inc. (Case No. 09-15686)

(2)          Portion of monthly rent payment is made on behalf of Safety Tech International, Inc. (Case No. 09-15684).

4

TVI Corporation

Case No. 09-15677

Exhibit D - Money Owed

April 30, 2009

Vendor Name	Due Date	Purpose	Amount

ADP INC.	current	Benefits	$647.65
AFLAC	current	Benefits	1,691.22
AICCO, INC.	current	Insurance	100.00
Allied Electronics Inc.	current	Trade	376.14
Amazon Hose & Rubber Co.	current	Trade	685.34
AT&T MOBILITY	current	Utilities	672.58
Baltimore Gas & Electric	current	Utilities	7,088.50
BB&T Financial, FSB	current	Credit Cards	6,614.40
Buccino & Associates April Accrual	upon approval	Fees	130,000.00
CITRIX ONLINE	current	Utilities	1,080.00
ConferenceCall.com	current	Utilities	1,302.14
CON-WAY FREIGHT INC.	current	Trade	778.66
Deer Park Spring Water	current	Trade	225.47
Duane Morris April Accrual	upon approval	Fees	170,000.00
Dun and Bradstreet	current	Trade	3,598.92
GROSS MENDELSOHN	current	Trade	570.00
HELEN BENTLEY & ASSOCIATES, INC.	current	Trade	5,000.00
LYNDEN Air Freight	current	Trade	258.92
McMaster-Carr Supply Co.	current	Trade	719.27
Miles & Stockbridge April Accrual	upon approval	Fees	75,000.00
Monterey Bay Corporation	current	Trade	1,541.85
SHARON MERRILL ASSOCIATES, INC.	current	Trade	7,366.81
SPEAKEASY	current	Utilities	385.37
SPRINT	current	Utilities	876.22
TECTURA CORP	current	Utilities	82.50
Tydings & Rosenberg LLP April Accrual	upon approval	Fees	35,000.00
United Parcel Services	current	Trade	1,243.92
UPS Supply Chain Solutions, Inc.	current	Trade	438.28
VERIZON	current	Utilities	132.32
VERIZON WIRELESS	current	Utilities	2,958.01
Washington Gas	current	Utilities	1,674.62

Total Amount Due:			458,109.11

TVI Corporation

Case No. 09-15677

Exhibit E - Aged Receivables

April 30, 2009

Customer Name	Current	Over 30 Days	Over 60 Days	Over 90 Days	Over 120	Total Amount Due

Allegany County Department of Public Safety	142.08	—	—	—	—	142.08
AMALFI GROUP, INC.	—	—	—	—	29,343.90	29,343.90
AMHERST FIRE DEPARTMENT	21.31	—	—	—	—	21.31
Aramsco Corporate Office	326.25	3,194.25	—	—	—	3,520.50
Battelle	20,985.00	—	—	—	—	20,985.00
Department of Military Affairs	3,028.48	—	—	—	—	3,028.48
CARDINAL HEALTH	—	—	—	—	960.78	960.78
CARTER ENTERPRISES, LLC.	16,902.43	—	—	—	—	16,902.43
CASCADE VALLEY HOSPITAL	201.14	—	—	—	—	201.14
CITY OF MARSHALL	—	27,083.17	—	—	—	27,083.17
Commando Military Supply	801.19	—	—	—	—	801.19
D J MANUFACTURING CORP.	22,486.27	—	—	—	—	22,486.27
U.S. PROPERTY & FISCAL OFFICE, ARMY NG	—	—	—	—	(380.98)	(380.98)
SAIC - ABINGDON	—	110.93	—	—	—	110.93
28 OSS/OL-A	90.79	—	—	—	—	90.79
COUNTY OF ERIE	453.69	—	—	—	—	453.69
FEDERAL RESOURCES	12,694.97	—	—	—	—	12,694.97
FindMRO	39,811.25	407.25	1,597.22	350.35	—	42,166.07
Fisher Scientific	57,202.75	—	7,214.61	—	(3,668.27)	60,749.09
ACA, FORT BLISS	26,621.50	—	—	—	—	26,621.50
Department of the Army	73.00	—	—	—	—	73.00
ACA, FORT STEWART	23,233.95	—	—	—	—	23,233.95
Global Protection	68.00	—	—	—	—	68.00
GRIFFIN GROUP INTERNATIONAL, LLC	—	—	—	—	22,295.24	22,295.24
SUPPLY	—	—	—	—	267.72	267.72
Government Scientific Source, Inc.	10,601.97	—	—	—	—	10,601.97
HEALTH CENTRAL	—	284.40	—	—	—	284.40
HUDSON HOSPITAL	3,347.96	—	—	—	—	3,347.96
Hamilton Twp Fire District 2	—	34.17	—	—	—	34.17
City of Jersey City	1,164.00	—	—	—	—	1,164.00
Lynn Peavey Company	—	—	(104.80)	—	—	(104.80)
General Stores	—	67.17	—	—	—	67.17
NGB-ZC-AQ - W9133L	—	—	182,621.37	39,951.52	—	222,572.89
MTA LEARNING CENTER	4,023.00	—	—	—	492.45	4,515.45
Health Care Improvement Foundation	—	—	923.00	—	—	923.00
Pennsylvania Apparel LLC	8,536.68	—	—	—	—	8,536.68
Professional Protection Systems LTD	13,464.23	114,216.07	—	17,824.80	8,979.43	154,484.53
ProActive Technologies, LLC	4,139.67	—	—	—	—	4,139.67
Raytheon Technical Services Company LLC/AP	17,979.66	—	—	—	—	17,979.66
SA LIGHTHOUSE FOR THE BLIND	1,501.64	—	—	—	—	1,501.64
SAIC ABINGDON	67.39	19.47	—	—	—	86.86
SAINT THOMAS HOSPITAL	32,407.21	—	—	—	—	32,407.21
Spark Agency	—	—	—	—	14,920.00	14,920.00
TACOM-Rock Island	303.55	—	—	—	—	303.55
TSL Aerospace Tech LTD	—	4,063.50	—	284.80	—	4,348.30
US ARMY CONTRACTING COMMAND KOREA	—	—	33,417.11	—	—	33,417.11
U.S. EPA	—	—	—	—	54,145.10	54,145.10
VIRGINIA LAB SUPPLY CORP.	269.34	—	—	—	—	269.34
WELLSTONE APPAREL, LLC	—	—	6,038.10	—	—	6,038.10
Central Washington Hospital	877.13	—	—	—	—	877.13

Total Amount Owed:	323,827.48	149,480.38	231,706.61	58,411.47	127,355.37	890,781.31

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

April 1, 2009 through April 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,498,280	$2,004,052	$(494,228)

Cash Disbursements:

Compensation and benefits	723,374	663,938	59,436
Facility costs	189,000	125,057	63,943
Other expenses	505,216	356,040	149,176
Vendor payments	1,771,162	895,101	876,061
Sales tax payments	—	—	—
Interest expense	121,914	—	121,914
Critical vendor payments	182,500	15,000	167,500
Bank fees and expenses	73,998	2,895	71,103
Chapter 11 expenses	400,000	—	400,000
Total disbursements	3,967,164	2,058,031	1,909,133
Net Cash Use	$(1,468,884)	$(53,980)	$1,414,905

(1)   Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of April 30, 2009, TVI Corporation and its subsidiaries were in compliance with these tests.